UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2014
CHS Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-50150	41-0251095
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5500 Cenex Drive, Inver Grove Heights, Minnesota		55077
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-355-6000
Not Applicable
_________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2014, John McEnroe, Executive Vice President - Country Operations of CHS Inc. (the “Company”), notified the Company of his intent to retire effective December 31, 2014. Mr. McEnroe’s duties will be assumed, effective on September 1, 2014, by Lynden Johnson, who currently serves as Executive Vice President, Business Solutions of the Company. Mr. McEnroe will continue his employment with the Company through December 31, 2014.

Item 7.01 Regulation FD Disclosure.

On June 27, 2014, the Company issued a press release announcing Mr. McEnroe’s retirement effective December 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated June 27, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

June 27, 2014	By:	/s/ Timothy Skidmore
Name: Timothy Skidmore
Title: Executive Vice President and Chief Financial Officer